                                                                      Exhibit 1

                            HOUGHTON MIFFLIN COMPANY

                              1,750,000 SAILS(SM)1
               (STOCK APPRECIATION INCOME LINKED SECURITIES(SM))

                        [ ]% EXCHANGEABLE NOTES DUE 1999
               (SUBJECT TO EXCHANGE INTO SHARES OF COMMON STOCK,
                 PAR VALUE $.01 PER SHARE, OF INSO CORPORATION)

                             UNDERWRITING AGREEMENT

                                                                     , 1995

CS FIRST BOSTON CORPORATION
ADAMS, HARKNESS & HILL, INC.
c/o      CS First Boston Corporation
         55 East 52nd Street
         Park Avenue Plaza
         New York, NY  10055

Ladies and Gentlemen:

         1. Introductory. Houghton Mifflin Company, a Massachusetts corporation (the "Company"), proposes to issue and sell to you (the "Underwriters"), an aggregate amount of 1,750,000 SAILS (Stock Appreciation Income Linked Securities) consisting of its [ ]% Exchangeable Notes Due 1999, which are registered under the registration statement referred to in Section 3(a) (referred to herein as the "Firm SAILS"), in such amounts to each of the Underwriters as set forth in Schedule A hereto. The SAILS will be issued under an Indenture, dated as of March 15, 1994 between the Company and The First National Bank of Boston, a national banking association, as trustee ("Trustee"), as supplemented by a First Supplemental Indenture, dated as of [__________], 1995, between the Company and the Trustee (as supplemented from time to time, the "Indenture"). In addition, the Underwriters will have the option to purchase from the Company up to an additional 250,000 SAILS (the "Option SAILS"). The Firm SAILS and the Option SAILS, if purchased, are hereinafter collectively referred to as the "SAILS."

         In connection with the foregoing and pursuant to the Formation Agreement dated January 10, 1994 by and between INSO Corpo-





__________________________________

(1) Plus an option to purchase up to 250,000 SAILS from the Company to cover over-allotments, if any.

ration, a Delaware corporation ("INSO") (then known as InfoSoft International, Inc.), and the Company (the "Formation Agreement"), and in accordance with the Company's request thereunder, INSO has filed with the Securities and Exchange Commission (the "Commission") a registration statement with respect to 1,750,000 shares (the "INSO Firm Shares") of common stock of INSO, par value $.01 per share ("INSO Common Stock"), plus an additional 250,000 shares of INSO Common Stock (the "INSO Option Shares") to the extent the Underwriters exercise their over-allotment option with respect to the SAILS, for sale by the Company as a selling stockholder (to the extent it shall so elect to deliver INSO Common Stock to holders of the SAILS at maturity thereof pursuant to the terms of the SAILS), which registration statement is referred to in Section 2(a).
The INSO Firm Shares and the INSO Option Shares, if the Options SAILS are purchased, are hereinafter collectively referred to as the "INSO Shares."

                 Concurrently with the offering contemplated hereby, INSO is offering (the "INSO Offering") for sale to the public 500,000 shares of INSO Common Stock, plus up to 75,000 additional shares to cover over-allotments (the "Primary Shares").

          2. Representations and Warranties of INSO. INSO represents and warrants to, and agrees with, the Underwriters and the Company that:

                 (a) INSO meets the requirements for the use of a Form S-3 under the Securities Act of 1933, as amended (the "Act"). A
         registration statement on Form S-3 (File No. 33-[     ]), including a
         preliminary form of prospectus, relating to the INSO Shares has been filed with the Commission and either (i) has been declared effective under the Act, and is not proposed to be amended or (ii) is proposed to be amended by amendment or post-effective amendment. If INSO does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Underwriting Agreement ("Agreement"), the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "INSO Effective Time" means (i) if INSO has advised the Underwriters that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (ii) if INSO has advised the Underwriters that it pro-




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         poses to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "INSO Effective Date" means the date of the INSO Effective Time. Such registration statement, as amended at the INSO Effective Time (including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the INSO Effective Time pursuant to Rule 430A(b) under the Act), is hereinafter referred to as the "INSO Registration Statement" and the form of prospectus relating to the INSO Shares attached as Appendix A to the Company Prospectus (as hereinafter defined), as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act ("Rule 424(b)") or (if no such filing is required) as included in the INSO Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "INSO Prospectus." Copies of such registration statement and amendments and of each related preliminary prospectus ("Preliminary INSO Prospectuses") have been delivered to the Underwriters. The preliminary form of prospectus included in the registration statement on Form S-3 filed by INSO in connection with the INSO Offering is hereinafter referred to as the "Primary Shares Preliminary Prospectus" and the form of prospectus relating to the Primary Shares, as first filed with the Commission pursuant to Rule 424(b) or (if no such filing is required) as included in the registration statement for the Primary Shares at the time the same is first declared effective by the Commission, is hereinafter referred to as the "Primary Shares Prospectus."

                 (b) If the INSO Effective Time is prior to the execution and delivery of this Agreement: (i) on the INSO Effective Date, the INSO Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission promulgated thereunder ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date of this Agreement, the INSO Registration Statement conforms, and at the time of filing of the INSO Prospectus pursuant to Rule 424(b) and at all times subsequent thereto up to and at the First Closing Date (as defined below) or any Option Closing Date (as defined below), as the case may be, the INSO Registration Statement and the INSO Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the INSO Effective Time is subsequent to the execution and delivery of this Agreement: on the INSO Effective Date and at all times subsequent thereto up to and at the First Closing Date or any Option Closing Date, as the case may





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
         be, the INSO Registration Statement and the INSO Prospectus and any amendments or supplements thereto will conform in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the INSO Registration Statement or the INSO Prospectus based upon written information furnished to INSO by any Underwriter through CS First Boston Corporation ("CS First Boston") or the Company specifically for use therein, it being understood and agreed that the only such information is that described as such in
         Section 10(h). The Commission has not issued any order preventing or suspending the use of any Preliminary INSO Prospectus or the INSO Prospectus.

                 (c) The documents incorporated by reference in the INSO Registration Statement or the INSO Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), conformed, and any documents so filed and incorporated before the First Closing Date, will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, the Rules and Regulations and the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations").

                 (d)  INSO and each of its subsidiaries (as defined in Section
         11) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and corporate authority to own, lease and operate their respective properties and conduct their re-





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         spective businesses as described in the INSO Registration Statement, and INSO and each of its subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, prospects or results of operations or business of INSO and its subsidiaries taken as a whole (an "INSO Material Adverse Effect").

                 (e) The capital stock of INSO conforms in all material respects to the statements relating thereto contained in the INSO Registration Statement and the INSO Prospectus (and such statements correctly state the substance of the instruments defining the capitalization of INSO in all material respects); the INSO Shares and all of the issued shares of capital stock of INSO have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the INSO Prospectus; the form of certificate used to evidence INSO Common Stock is in due and proper form and otherwise complies with all statutory requirements under the laws of the State of Delaware; except as described in or contemplated by the INSO Prospectus, there are no outstanding options, warrants or other rights for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of INSO or any security convertible into, exercisable for or exchangeable for any shares of capital stock of INSO; and, except as described in or contemplated by the INSO Prospectus, all of the issued shares of capital stock of each subsidiary of INSO have been duly and validly authorized and issued and are fully paid, non-assessable and are owned directly or indirectly by INSO, free and clear of all liens, encumbrances, equities or claims.

                 (f) Except as set forth in the INSO Prospectus, there is not any pending or, to INSO's knowledge, any threatened action, suit, claim or proceeding by or before any court or governmental agency, authority or body or otherwise against INSO or any of its subsidiaries or any of their respective officers or any of their respective properties, assets or rights which would or could reasonably be expected to have an INSO Material Adverse Effect or prevent consummation of the transactions contemplated herein.


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

                 (g) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery and performance of INSO of this Agreement or the consummation by INSO of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or under state or other securities or Blue Sky laws, rules or regulations.

                 (h) INSO has full legal right, corporate power and corporate authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by INSO and is a valid and binding agreement of INSO, enforceable against INSO in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                 (i) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter or by-laws of INSO or any subsidiary; (ii) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract or other agreement or instrument to which INSO or any subsidiary is a party or by which it or any such subsidiary or any of their respective properties may be bound; or (iii) any law or any order, rule or regulation of any governmental agency or body or any court having jurisdiction over INSO or any subsidiary or over the properties of INSO or any such subsidiary.

                 (j) Except as described in the INSO Prospectus, there are no contracts, agreements or understandings between INSO and any person granting such person any preemptive right, co-sale right, right of first refusal or right to require INSO to file a registration statement under the Act with respect to any securities of INSO owned or to be owned by such person or to require INSO to include such securities in the securities registered pursuant to the INSO Registration Statement or in





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         any securities being registered pursuant to any other registration statement filed by INSO under the Act.

                 (k) Ernst & Young LLP, who have audited the financial statements, together with the related schedules and notes, of INSO and Systems Compatibility Corporation, an Illinois corporation ("SCC"), filed with the Commission as a part of the INSO Registration Statement, some of which are included in the INSO Prospectus, are, to the best of INSO's knowledge, independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of INSO and SCC, together with the related schedules and notes, forming part of the INSO Registration Statement and INSO Prospectus, fairly present in all material respects the financial position and the results of operations of each of INSO and SCC at the respective dates and for the respective periods to which they apply; all audited financial statements of INSO and SCC, together with the related schedules and notes, and all interim unaudited financial information of INSO filed with the Commission as part of the INSO Registration Statement have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as may be otherwise stated therein; the selected and summary financial data included in the INSO Registration Statement present fairly the information shown therein and the historical financial information included in such data has been compiled on a basis substantially consistent with the financial statements presented therein; the pro forma adjustments reflected in the pro forma consolidated financial information included in the INSO Prospectus have been properly applied to the historical amounts in the compilation of such information and provide a reasonable basis for presenting the significant effects of the acquisition of SCC; and no other financial statements or schedules or notes are required to be included in the INSO Registration Statement.

                 (l) Subsequent to the respective dates as of which information is given in the INSO Registration Statement and the INSO Prospectus, except as described in or contemplated by the INSO Prospectus, there has not been or occurred (i) any change in the business, property or assets described or referred to in the INSO Registration Statement, or the condition (financial or otherwise), earnings, prospects or results of operations or business of INSO which could have an INSO Material Adverse Effect, (ii) any transaction which is material to INSO and its subsidiaries taken as a whole, except transactions in the ordinary course of business,





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         (iii) any obligation, direct or contingent, incurred by INSO which is material to INSO and its subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of INSO which is material to INSO and its subsidiaries taken as a whole, (v) any issuance or granting of any right to acquire any securities of INSO (other than grants of stock options to directors or employees in the ordinary course) or (vi) any dividend or distribution of any kind declared, paid or made on the capital stock of INSO.

                 (m) Neither INSO nor any of its subsidiaries (i) is in violation of their respective charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which they are parties or by which they are bound or to which any of their respective properties or assets are subject,
         (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or have failed to obtain, comply with or maintain the effectiveness of any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of their respective property or to the conduct of their respective business except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not or could not reasonably be expected to have an INSO Material Adverse Effect.

                 (n) INSO is not required to be registered, and is not regulated, as an "investment company" as such term is defined under the Investment Company Act of 1940, as amended (the "1940 Act").

                 (o) INSO and its subsidiaries own or possess adequate rights to use all material patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names and copyrights described or referred to in the INSO Prospectus as owned or used by it or which are necessary for the conduct of its business as described in the INSO Prospectus; INSO has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade


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         names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have an INSO Material Adverse Effect.

                 (p) INSO Common Stock is listed on the Nasdaq National Market ("NNM"), and INSO has received no notice of any proceeding having the purpose or effect of discontinuing such listing.

                 (q) INSO has not taken and will not take, directly or indirectly, any action designed to, or which might reasonably be expected to, cause or result in stabilization or manipulation of the price of the shares of INSO Common Stock to facilitate the sale or resale of the SAILS.

                 (r) INSO has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of the SAILS other than the INSO Preliminary Prospectus, the INSO Prospectus, the Primary Shares Preliminary Prospectus and the Primary Shares Prospectus or other material permitted by the Act.

                 (s) INSO will comply with all agreements on its part to be complied with, and use all reasonable efforts to satisfy all conditions on its part to be satisfied, pursuant to this Agreement on or prior to the First Closing Date or any Option Closing Date, as the case may be.

                 (t) As of the date hereof, INSO is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and if INSO commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the INSO Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the INSO Prospectus, if any, concerning INSO's business with Cuba or with any person or affiliate located in Cuba changes in any material way, INSO will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriters that:


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                 (a)  A registration statement on Form S-3 (File No. 33-[
         ]), including a preliminary form of prospectus, relating to the SAILS has been filed with the Commission and either (i) has been declared effective under the Act and is not proposed to be amended or
         (ii) is proposed to be amended by amendment or post-effective amendment. If the Company does not propose to amend such registration statement and if any post-effective amendment to such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent such amendment has been declared effective by the Commission. For purposes of this Agreement, "Company Effective Time" means (i) if the Company has advised you that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission, or (ii) if the Company has advised you that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. "Company Effective Date" means the date of the Company Effective Time. Such registration statement, as amended at the Company Effective Time, including all material incorporated by reference therein and including all information (if any) deemed to be a part of such registration statement as of the Effective Time pursuant to Rule 430A(b) under the Act, is hereinafter referred to as the "Company Registration Statement" and the form of prospectus relating to the SAILS, as first filed with the Commission pursuant to and in accordance with Rule 424(b) under the Act or (if no such filing is required) as included in the Company Registration Statement, including all material incorporated by reference in such prospectus, is hereinafter referred to as the "Company Prospectus". Copies of such registration statement and amendments and of each related preliminary prospectus ("Preliminary Company Prospectuses") have been delivered to the Underwriters.

                 (b) If the Company Effective Time is prior to the execution and delivery of this Agreement: (i) on the Company Effective Date, the Company Registration Statement conformed in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and did not include





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         any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (ii) on the date of this Agreement, the Company Registration Statement conforms, and at the time of filing of the Company Prospectus pursuant to Rule 424(b) and at all times subsequent thereto up to and at the First Closing Date or any Option Closing Date, as the case may be, the Company Registration Statement and the Company Prospectus and any amendments or supplements thereto will conform, in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Company Effective Time is subsequent to the execution and delivery of this Agreement, on the Company Effective Date and at all times subsequent thereto up to and at the First Closing Date or any Option Closing Date, as the case may be, the Company Registration Statement and the Company Prospectus and any amendments or supplements thereto will conform in all material respects to the requirements of the Act, the Rules and Regulations and the Trust Indenture Act, and neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to statements in or omissions from the Company Registration Statement or the Company Prospectus based upon written information furnished to the Company by any Underwriter through CS First Boston for use therein, it being understood and agreed that the only such information is that described as such in Section 10(i). The Commission has not issued any order preventing or suspending the use of any Preliminary Company Prospectus or the Company Prospectus.

                 (c) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation with full corporate power and corporate authority to own, lease and operate their respective properties and conduct their respective businesses as described in the Company Registration Statement; and the Company and each of its subsidiaries are duly qualified to do business as foreign corporations and are in good standing in each jurisdiction in which their respective ownership or





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
         lease of property or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition (financial or otherwise), earnings, prospects or results of operations or business of the Company and its subsidiaries taken as a whole (a "Company Material Adverse Effect").

                 (d) The documents incorporated by reference in the Company Registration Statement or the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, conformed, and any documents so filed and incorporated before the First Closing Date will, when they are filed with the Commission, conform, in all material respects to the requirements of the Act and the Exchange Act, as applicable, the Rules and Regulations and the Exchange Act Rules and Regulations.

                 (e) The SAILS conform in all material respects to the statements relating thereto contained in the Company Registration Statement and the Company Prospectus (and such statements correctly state the substance of the instruments defining the obligations of the Company in all material respects).

                 (f) The Indenture has been duly authorized by the Company and the SAILS to be purchased from the Company hereunder have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement; the Indenture has been duly qualified under the Trust Indenture Act; and the Indenture, when the First Supplemental Indenture is duly executed and delivered, and the SAILS, when they are duly executed, authenticated and issued as contemplated hereby and by the Indenture and delivered against payment therefor in accordance with the terms of this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting creditors' rights generally or by general equitable principles.

                 (g) Except as set forth in the Company Prospectus, there is not any pending or, to the Company's knowledge, any threatened action, suit, claim or proceeding by or before any court or governmental agency, authority or body or otherwise against the Company or any of its subsidiaries or any of their respective officers or any of their respective properties, assets or rights which


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
         would or could reasonably be expected to have a Company Material Adverse Effect or prevent consummation of the transactions contemplated herein.

                 (h) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the execution, delivery and performance of this Agreement and the Indenture in connection with the issuance or sale of the SAILS by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act or under state or other securities or Blue Sky laws, rules and regulations.

                 (i) The Company has full legal right, corporate power and corporate authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the indemnification and contribution provisions hereunder may be limited by applicable law and except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws relating to or affecting creditors' rights generally or by general equitable principles.

                 (j) The execution, delivery and performance of this Agreement and the Indenture by the Company and the consummation of the transactions herein and therein contemplated, including without limitation the issuance and sale of the SAILS, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) the charter or by-laws of the Company or any subsidiary; (ii) any material indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract or other agreement or instrument to which the Company or any subsidiary is a party or by which it or any such subsidiary or any of their respective properties may be bound; or (iii) any law or any order, rule or regulation of any governmental agency or body or any court having jurisdiction over the Company or any subsidiary or over the properties of the Company or any such subsidiary.

                 (k) Except as described in the Company Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person any preemptive right, co-sale right, right of first refusal or right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Company Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                 (l) Ernst & Young LLP, who have audited the financial statements, together with the related schedules and notes, of the Company filed with the Commission as a part of the Company Registration Statement, some of which are included in the Company Prospectus, are, to the best of the Company's knowledge, independent accountants within the meaning of the Act and the Rules and Regulations; the audited financial statements of the Company, together with the related schedules and notes, forming part of the Company Registration Statement and the Company Prospectus, fairly present the financial position and the results of operations of the Company at the respective dates and for the respective periods to which they apply; all audited financial statements of the Company, together with the related schedules and notes, and all interim unaudited financial information of the Company filed with the Commission as part of the Company Registration Statement have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as may be otherwise stated therein; the selected and summary financial data included in the Company Registration Statement present fairly the information shown therein and have been compiled on a basis substantially consistent with the financial statements presented therein; and no other financial statements or schedules or notes are required to be included in the Company Registration Statement.

                 (m) Subsequent to the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been or occurred (i) any change, nor any development or event involving a prospective material adverse change in the business, property or assets described or referred to in the Company Registration Statement, or the condition (financial or otherwise), earnings, prospects or results of operations or busi-ness of the Company which could have a Company Material Adverse Effect, (ii) any transaction which is material to the Company and its subsidiaries taken as a whole, except transactions in the ordinary course of business, (iii) any obligation, direct or contingent, incurred by the Company which is material to the Company and its subsidiaries taken as a whole, except obligations incurred in the ordinary course of business, (iv) any change in the capital stock or outstanding indebtedness of the Company which is material to the Company and its subsidiaries taken as a whole or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company.

                 (n) Neither the Company nor any of its subsidiaries (i) is in violation of their respective charter or by-laws, (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute a breach or default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which they are parties or by which they are bound or to which any of their respective properties or assets are subject or
         (ii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which they or their respective property or assets may be subject or have failed to obtain, comply with or maintain the effectiveness of any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of their respective property or to the conduct of their respective businesses except, in the case of clauses (ii) and (iii), for those defaults, violations or failures which, either individually or in the aggregate, would not or could not reasonably be expected to have a Company Material Adverse Effect.

                 (o) The Company is not regulated, and after giving effect to the offering and sale of the SAILS and the application of the proceeds as described in the Company Prospectus, will not be required to be registered, as an "investment company" as such term is defined under the 1940 Act.

                 (p) The Company and its subsidiaries own or possess adequate rights to use all material trademarks, service marks, trade names and copyrights described or referred to in the Company Prospectus as owned or used by it or which are necessary for the conduct of its business as described in the Company Prospectus; the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any patents, patent rights, inventions, trade secrets, know-how, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Company Material Adverse Effect.

                 (q) The Company has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the SAILS.

                 (r) The Company has not distributed and will not distribute any prospectus or other offering materials in connection with the offering and sale of SAILS other than the Company Preliminary Prospectus and the Company Prospectus or other material permitted by the Act.

                 (s) The Company will comply with all agreements on its part to be complied with, and use all reasonable efforts to satisfy all conditions on its part to be satisfied, pursuant to this Agreement on or prior to the First Closing Date or any Option Closing Date, as the case may be.

                 (t) As of the date hereof, the Company is in compliance with all provisions of Section 1 of the Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and if the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Company Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Company Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

         4. Purchase, Sale and Delivery of SAILS. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the Underwriters and the Underwriters agree, severally and not jointly, to purchase from the Company,
at a purchase price of $[     ] per SAILS, the respective number of Firm SAILS
set forth opposite the names of the Underwriters on Schedule A hereto.

         The Company shall deliver against payment of the purchase price the Firm SAILS in the form of one or more permanent global SAILS in definitive form (the "Firm Global SAILS") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global SAILS will be held only in book-entry form through DTC, except in the limited circumstances described in the Company Prospectus. Payment for the Firm SAILS shall be made by the Underwriters by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company at the Boston offices of Skadden, Arps, Slate, Meagher & Flom (or at such other place as may be agreed upon among the Underwriters and the Company), at 9:00 A.M., New York time, on the [fifth][third] full business day following the date of this Agreement, or at such other time not later than seven full business days thereafter as CS First Boston and the Company determine, such time being herein referred to as the "First Closing Date," against delivery to the Trustee as custodian for DTC of the Firm Global SAILS representing all of the Firm SAILS. The Firm SAILS will be made available for checking at the office of CS First Boston or such other location as CS First Boston may reasonably request at least 24 hours prior to the First Closing Date.

         In addition, upon written notice from CS First Boston to the Company from time to time not more than 30 days subsequent to the date of the Company Prospectus (or, if such 30th day shall be a Saturday, Sunday or holiday, on the next business day thereafter when the New York Stock Exchange is open for trading), the Underwriters may purchase all or less than all of the Option SAILS at the purchase price per SAIL to be paid for the Firm SAILS. The Company agrees to sell to the Underwriters and the Underwriters agree, severally and not jointly, to purchase from the Company, the number of Option SAILS specified in such notice to the Company. Such Option SAILS shall be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm SAILS. The number of Option SAILS to be so purchased by each of the Underwriters upon exercise of such option shall be the same proportion of the total number of Option SAILS being purchased by each Underwriter pursuant to the exercise of such option as the number of Firm SAILS purchased by such Underwriter (set forth in Schedule A hereto) bears to the total number of Firm SAILS purchased by the Underwriters, adjust-ed by CS First Boston in such a manner as to avoid fractional shares. No Option SAILS shall be sold or delivered unless the Firm SAILS have been simultaneously or were previously sold and delivered. The right to purchase the Option SAILS or any portion thereof may be surrendered and terminated at any time upon notice by CS First Boston to the Company.

         Each time for the delivery of and payment for the Option SAILS (each such time herein referred to as an "Option Closing Date"), which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CS First Boston but shall be not later than seven full business days after written notice of election to purchase Option SAILS is given. The Company will deliver, against payment of the purchase price, the Option SAILS being purchased on each Option Closing Date in the form of one or more permanent global SAILS in definitive form (each, an "Option Global SAILS") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Option SAILS shall be made by the Underwriters by certified or official bank check or checks in New York Clearing House (next day) funds drawn to the order of the Company at the above office of Skadden, Arps, Slate, Meagher & Flom against delivery to the Trustee as custodian for DTC of the Option Global SAILS representing all of the Option SAILS being purchased on such Option Closing Date.

         5. Offering by Underwriters. It is understood that the Underwriters propose to offer the SAILS for sale to the public as set forth in the Company Prospectus.

         6. Certain Additional Agreements of INSO. INSO agrees with the Underwriters or the Company, if applicable, that:

                 (a) If the INSO Effective Time is prior to the execution and delivery of this Agreement, INSO will file the INSO Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the [fifth][fifteenth] business day after the INSO Effective Date. INSO will advise the Underwriters promptly of any such filing pursuant to Rule 424(b);

                 (b) INSO will advise the Underwriters promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the INSO Registration Statement or the INSO Prospectus and will not effect such amendment or supplementation (other than any document required to be filed under the Exchange Act which, upon filing, is deemed to be incorporated by reference therein) without CS First Boston's consent, which consent will not be unreasonably withheld; and INSO will also advise CS First Boston promptly of the effectiveness of the INSO Registration Statement (if the INSO Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the INSO Registration Statement or the INSO Prospectus and of the institution by the Commission of any stop order proceedings in respect of the INSO Registration Statement and will use all reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

                 (c) If, at any time when a prospectus relating to the INSO Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the INSO Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the INSO Prospectus to comply with the Act, INSO will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 9;

                 (d) As soon as practicable, but not later than the INSO Availability Date (as defined below), INSO will make generally available to its stockholders an earnings statement covering a period of at least 12 months beginning after the INSO Effective Date which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "INSO Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the INSO Effective Date, except that, if such fourth fiscal quarter is the last quarter of INSO's fiscal year, "INSO Availability Date" means the 90th day after the end of such fourth fiscal quarter;

                 (e) INSO will furnish to the Underwriters copies of the INSO Registration Statement (three of which will be signed and will include all exhibits), each related INSO Preliminary Prospectus, and, so long as delivery of a prospectus relating to the INSO Shares is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the INSO Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CS First Boston requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents;

                 (f) INSO will arrange for the qualification of the INSO Shares for sale under the laws of such jurisdiction as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution, except that INSO shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the INSO Shares shall have been qualified as above provided, INSO will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction;

                 (g) During the period of five years after the date of this Agreement, INSO will furnish to the Underwriters, (i) concurrently with furnishing such reports, if any, to its stockholders, quarterly reports of operations of INSO for each of the first three quarters in the form furnished to INSO's stockholders; (ii) concurrently with furnishing such reports to its stockholders, annual reports of INSO as of the end of each fiscal year (including financial statements audited by independent public accountants); (iii) as soon as they are available, copies of all other reports (financial or other) furnished to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the National Association of Securities Dealers, Inc. ("NASD"); and (v) any additional information of a public nature concerning INSO or its business which the Underwriters may reasonably request. During such five-year period, if INSO shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of INSO and its subsidiaries are consolidated and shall be accompanied by similar finan-
         cial statements for any significant subsidiary which is not so consolidated;

                 (h) So long as the SAILS are Outstanding (as defined in the Indenture), and at the Company's expense, INSO will furnish to the Trustee and the Company in sufficient quantity or, at the option of the Company, mail to record or beneficial holders of the SAILS as identified to INSO by the Company, copies of all annual reports and proxy statements provided by INSO to its stockholders generally (the "INSO Reports"). INSO shall transmit the INSO Reports by mail to all such holders at the Company's expense and without cost to such holders;

                 (i) During a period of 90 days after the date of the initial public offering of the SAILS, INSO will not, without the prior written consent of CS First Boston, issue, sell, offer, agree to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any additional shares of INSO Common Stock, any options, warrants or other rights to purchase any shares of INSO Common Stock, or any securities convertible into, exercisable for or exchangeable for shares of INSO Common Stock other than INSO Shares offered pursuant to the Company Prospectus and shares of INSO Common Stock offered pursuant to the Primary Offering Prospectus, and options granted or shares issued pursuant to employee benefit plans, stock option plans or other employee compensation plans existing on the date hereof; and

                 (j) INSO shall take such action as may be reasonably necessary to comply with the rules and regulations of the NASD in respect of INSO Common Stock to be registered in connection with the offering by the Company of the SAILS.

         7. Further Agreements of the Company. The Company covenants and agrees with the Underwriters that:

                 (a) If the Company Effective Time is prior to the execution and delivery of this Agreement, the Company will file the Company Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CS First Boston, subparagraph (4)) of Rule 424(b) not later than the earlier of
         (A) the second business day following the execution and delivery of this Agreement or (B) the [fifth][fifteenth] business day after the Company Effective Date. The Company will advise the

         Underwriters promptly of any such filing pursuant to Rule 424(b);

                 (b) The Company will advise the Underwriters promptly of any proposal to amend or supplement the registration statement as filed or the related prospectus or the Company Registration Statement or the Company Prospectus and will not effect such amendment or supplementation (other than any document required to be filed under the Exchange Act which, upon filing, is deemed to be incorporated by reference therein) without CS First Boston's consent, which consent will not be unreasonably withheld; and the Company will also advise CS First Boston promptly of the effectiveness of the Company Registration Statement (if the Company Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Company Registration Statement or the Company Prospectus and of the institution by the Commission of any stop order proceedings in respect of the Company Registration Statement and will use all reasonable efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

                 (c) If, at any time when a prospectus relating to the SAILS is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Company Prospectus to comply with the Act, the Company will promptly notify CS First Boston of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CS First Boston's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 9;

                 (d) As soon as practicable, but not later than the Company Availability Date (as defined below), the Company will make generally available to its stockholders an earnings statement covering a period of at least 12 months beginning after the Company Effective Date which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, "Company Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Company Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Company Availability Date" means the 90th day after the end of such fourth fiscal quarter;

                 (e) The Company will furnish to the Underwriters copies of the Company Registration Statement (three of which will be signed and will include all exhibits), each related Company Preliminary Prospectus, and, so long as delivery of a prospectus relating to the SAILS is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Company Prospectus and all amendments and supplements to such documents, in each case as soon as available and in such quantities as CS First Boston requests. The Company will pay the expenses of printing and distributing to the Underwriters all such documents;

                 (f) The Company will arrange for the qualification of the SAILS for sale under the laws of such jurisdiction as CS First Boston designates and will continue such qualifications in effect so long as required for the distribution, except that the Company shall not be required in connection therewith or as a condition thereof to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to make any undertaking with respect to the conduct of its business. In each jurisdiction in which the SAILS shall have been qualified as above provided, the Company will make and file such statements and reports in each year as are or may be reasonably required by the laws of such jurisdiction;

                 (g) During the period of five years after the date of this Agreement, the Company will furnish to the Underwriters, (i) concurrently with furnishing such reports, if any, to its stockholders, quarterly reports of operations of the Company for each of the first three quarters in the form furnished to the Company's stockholders; (ii) concurrently with furnishing such reports to its stockholders, annual reports of the Company as of the end of each fiscal year (including financial statements audited by independent public accountants); (iii) as soon as they are available, copies of all other reports (financial or other) furnished to stockholders; (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, any securities exchange or the NASD; and
         (v) any additional information of a public nature concerning the Company or its business which the Underwriters may reasonably request. During such five-year period, if the Company shall have active subsidiaries, the foregoing financial statements shall be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated and shall be accompanied by similar financial statements for any significant subsidiary which is not so consolidated;

                 (h) The Company will apply the net proceeds from the sale of the SAILS being sold by it hereunder substantially in the manner set forth under the caption "Use of Proceeds" in the Company Prospectus;

                 (i) During a period of 90 days after the date of the initial public offering of the SAILS, the Company will not, without the prior written consent of CS First Boston issue, sell, offer, pledge, agree to sell, or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to any shares of INSO Common Stock, any options, warrants or other rights to purchase any shares of INSO Common Stock, or any securities convertible into, exercisable for or exchangeable for shares of INSO Common Stock (other than the INSO Common Stock offered pursuant to the Company Prospectus and INSO Prospectus);

                 (j) The Company will not, without the Underwriters' consent, offer or sell, or publicly announce its intention to sell, any debt securities having a maturity of more than one year covered by any registration statement filed under the Act (except under prior contractual commitments or pursuant to bank credit agreements) during the period beginning on the date of this Agreement and ending 30 days following the First Closing Date; and

                 (k) The Company will deliver to CS First Boston at the address specified in Section 14 at or prior to the First Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         8. Expenses. The Company and INSO further agree with the Underwriters that:

                 (a) The Company and INSO will pay all expenses incident to the performance of the Company's and INSO's obligations under this Agreement (such expenses to be allocated between them as the Company and INSO may agree) and will reimburse the Underwriters for any expenses, including fees, charges and disbursements of Skadden, Arps, Slate, Meagher & Flom, counsel for the Underwriters ("Underwriters' Counsel"), incurred by it in connection with qualification of each of the SAILS and INSO Shares for sale and determination of their eligibility for investment under the laws of such jurisdictions as CS First Boston designates and the printing of memoranda relating thereto, fees relating to the review of documents by the NASD pursuant to the Corporate Financing Rule of the NASD, for any fees charged by investment rating agencies for the rating of the SAILS, for any travel expenses of the Company's and INSO's officers and employees and any other expenses of the Company and INSO in connection with attending or hosting meetings with prospective purchasers of the SAILS and for expenses incurred in distributing any Preliminary Company Prospectus, Preliminary INSO Prospectus, the Company Prospectus and the INSO Prospectus (including any amendments and supplements thereto) to the Underwriters; and

                 (b) If the transactions contemplated hereby are not consummated by reason of any failure, refusal or inability on the part of the Company or INSO, as the case may be, to perform any agreement on their respective parts to be performed hereunder or to fulfill any condition of the Underwriters' obligations hereunder, the Company and INSO will reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees, charges and disbursements of Underwriters' Counsel) incurred by the Underwriters in investigating, preparing to market or marketing the SAILS.

         9. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm SAILS on the First Closing Date and the Option SAILS to be purchased on each Option Closing Date will be subject to the accuracy of the representations and warranties of INSO and the Company herein, to the accuracy of the statements of Company officers or INSO officers made pursuant to the provisions hereof, to the performance by INSO and the Company of their respective obligations hereunder, and to each of the following additional conditions precedent:

                 (a) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the INSO Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the INSO Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the INSO Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the Rules and Regulations and stating in effect that:

                          (i) in their opinion the financial statements and schedules examined by them and included in the INSO
                                           Registration Statement or
                                           incorporated by reference
                                           therein comply in form in all
                                           material respects with
                                           the applicable accounting
                                           requirements of the Act and the
                                           related published Rules and
                                           Regulations;

                          (ii) on the basis of a reading of the latest available interim financial statements of INSO, inquiries of officials of INSO who have responsibility for financial and accounting matters and other speci-fied procedures, nothing came to their attention that caused them to believe that:

                                           (A)  at the date of the latest
                                           available balance sheet read by
                                           Ernst & Young LLP, or at a
                                           subsequent specified date not more
                                           than five days prior to the date of
                                           this Agreement, there was any change
                                           in the capital stock or any increase
                                           in short-term indebtedness or
                                           long-term debt of INSO or, at the
                                           date of the latest available balance
                                           sheet read by such accountants,
                                           there was any decrease in net
                                           assets, as compared with amounts
                                           shown on the latest balance sheet
                                           included in the INSO Prospectus;

                                           (B)  for the period from the closing
                                           date of the latest income statement
                                           included in the INSO Prospectus to
                                           the closing date of the latest
                                           available income statement read by
                                           such accountants there were any
                                           decreases, as com-
                                            pared with the corresponding period
                                            of the previous year, in the total
                                            amount of net income; or

                                            (C)   the pro forma adjustments
                                            reflected in the pro forma
                                            consolidated financial information
                                            included in the INSO Prospectus have
                                            not been properly applied to the
                                            historical amounts in the
                                            compilation of such information;

                          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the INSO Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the INSO Registration Statement or incorporated by reference therein (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of INSO and its subsidiaries subject to the internal controls of INSO's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                 For purposes of this Section 9(a), if the INSO Effective Time is subsequent to the execution and delivery of this Agreement, "INSO Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the INSO Effective Time, and "INSO Prospectus" shall mean the prospectus included in the INSO Registration Statement.

                 (b) The Underwriters shall have received a letter, dated the date of delivery thereof (which, if the Company Effective Time is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Company Effective Time is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to the Company Effective Time), of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the Rules and Regulations and stating in effect that:

                          (i) in their opinion the financial statements and schedules examined by them and included in the Company Registration Statement or incorporated by reference therein comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                          (ii) on the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                           (A)  at the date of the latest
                                           available balance sheet read by
                                           Ernst & Young LLP, or at a
                                           subsequent specified date not more
                                           than five days prior to the date of
                                           this Agreement, there was any change
                                           in the capital stock or any increase
                                           in short-term indebtedness or
                                           long-term debt of the Company or, at
                                           the date of the latest available
                                           balance sheet read by such
                                           accountants, there was any decrease
                                           in net assets, as compared with
                                           amounts shown on the latest balance
                                           sheet included in the Company
                                           Prospectus; or

                                           (B) for the period from the closing
                                           date of the latest income statement
                                           included in the Company Prospectus
                                           to the closing date of the latest
                                           available income statement read by
                                           such accountants there were any
                                           decreases, as compared with the
                                           corresponding period of the previous
                                           year, in the total amount of net
                                           income;

                          except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Company Prospectus discloses have occurred or may occur or which are described in such letter; and

                          (iii) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Company Registration Statement or incorporated by reference therein (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

                          For purposes of this Section 9(b), if the Company Effective Time is subsequent to the execution and delivery of this Agreement, the "Company Registration Statement" shall mean the registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to the Company Effective Time, and the "Company Prospectus" shall mean the prospectus included in the Company Registration Statement.

                 (c) If the INSO Effective Time is not prior to the execution and delivery of this Agreement, the INSO Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the INSO Effective Time is prior to the execution and delivery of this Agreement, the INSO Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and
         Section 6(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the INSO Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of INSO or the Underwriters, shall be contemplated by the Commission.

                 (d) If the Company Effective Time is not prior to the execution and delivery of this Agreement, the Company Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CS First Boston. If the Company Effective Time is prior to the execution and delivery of this Agreement, the Company Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 7(a) of this Agreement. Prior to the Closing Date, no stop order suspending the effectiveness of the Company Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company or the Underwriters, shall be contemplated by the Commission.

                 (e) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in or affecting particularly the condition (financial or other), business, properties or results of operations of the Company, INSO or their subsidiaries which, in the judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or sale of and payment for the SAILS; (ii) any downgrading in the rating of any debt securities of the Company or INSO by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Company or INSO
         (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange or the NNM, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of INSO or the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal or New York authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Underwriters, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the SAILS.

                 (f) The Underwriters shall have received an opinion, dated such Closing Date, of Hale and Dorr, counsel for INSO, to the effect that:

                          (i) The documents incorporated by reference in the INSO Registration Statement or the INSO Prospectus (other than the financial statements and related schedules), when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, complied as to form in all material respects with the requirements of the Act, the Exchange Act, the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable;

                          (ii) INSO [and each of its subsidiaries] have been duly incorporated and validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, with power and authority (corporate and other) to own, lease and operate their respective properties and conduct their respective businesses as described in the INSO Prospectus; INSO and each of its subsidiaries are duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the ownership or leasing of properties or the conduct of their businesses requires such qualification, except where the failure to be so qualified would not have an INSO Material Adverse Effect;

                          (iii) The INSO Firm Shares or the INSO Option Shares, as the case may be, and all of the issued shares of capital stock of INSO are duly authorized, validly issued, fully paid and nonassessable; the capital stock of INSO (including the INSO Shares) conforms in all material respects to the statements relating thereto contained in the INSO Registration Statement and the INSO Prospectus (and to the extent such statements purport to summarize provisions of the statutes and instruments referred to therein, fairly summarize such provisions in all material respects); the form of certificate used to evidence the INSO Common Stock is in due and proper form and otherwise complies with all statutory requirements under the laws of the State of Delaware; except as described in or contemplated by, the INSO Prospectus (including stock option plans described therein), to the knowledge of Hale and Dorr, there are no outstanding options, warrants or other rights for the issuance of, and there are no commitments, plans or arrangements to issue, any shares of capital stock of INSO or any security convertible into, exercisable for or exchangeable for any shares of capital stock of INSO;

                          (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations or under state or other securities or Blue Sky laws, rules and regulations;

                          (v) INSO has full legal right, power and authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by INSO;

                          (vi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) the charter or by-laws of INSO or any subsidiary; (B) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract or other agreement or instrument to which INSO or any subsidiary is a party or by which INSO or any such subsidiary is bound filed by INSO under the Act or the Exchange Act; or (C) any law or rule or regulation of any governmental agency or body having jurisdiction over INSO or any such subsidiary or over the properties of INSO or any subsidiary; or (D) to the knowledge of Hale and Dorr, any order of any court having jurisdiction over INSO or any subsidiary or over the properties of INSO or any such subsidiary;

                          (vii) Except as described in the INSO Prospectus or except as previously waived, to the knowledge of Hale and Dorr, there are no contracts, agreements or understandings between INSO and any person granting such person the right to require INSO to file a registration statement under the Act with respect to any securities of INSO owned or to be owned by such person or to require INSO to include such securities in the securities registered pursuant to the INSO Registration Statement or in any securities being registered pursuant to any other registration statement filed by INSO under the Act;

                          (viii) The INSO Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the INSO Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein or was included in the INSO Registration Statement (as the case may be), and, to the knowledge of Hale and Dorr, no stop order suspending the effectiveness of the INSO
                                        Registration Statement or any part
                                        thereof has been issued and no
                                        proceedings for that purpose have been
                                        instituted or are pending or, to the
                                        knowledge of Hale and Dorr,
                                        contemplated under the Act and the INSO
                                        Registration Statement and the INSO
                                        Prospectus, and each amendment or
                                        supplement thereto, as of their
                                        respective effective or issue dates, or
                                        at such Closing Date, as the case may
                                        be, complied as to form in all material
                                        respects with the requirements of the
                                        Act and the Rules and Regulations; no
                                        facts have come to the attention of
                                        Hale and Dorr causing it to believe
                                        that either the INSO Registration
                                        Statement or the INSO Prospectus, or
                                        any such amendment or supplement, as of
                                        such respective dates, contained any
                                        untrue statement of a material fact or
                                        omitted to state any material fact
                                        required to be stated therein or
                                        necessary to make the statements
                                        therein not misleading; any
                                        descriptions in the INSO Registration
                                        Statement and the INSO Prospectus of
                                        the charter and by-laws of INSO,
                                        statutes, legal and governmental
                                        proceedings and contracts and other
                                        documents are accurate and fairly
                                        present the information required to be
                                        shown; Hale and Dorr does not know of
                                        any contracts or documents required to
                                        be filed as exhibits to the INSO
                                        Registration Statement which are not
                                        filed as required, it being understood
                                        that Hale and Dorr need express no
                                        opinion as to the financial statements
                                        or schedules or other financial or
                                        statistical data contained in the INSO
                                        Registration Statement or the INSO
                                        Prospectus.

         In rendering such opinion, Hale and Dorr may rely as to the materiality of agreements and other factual matters on one or more written certificates of officers of INSO or public officials, as and to the extent they deem such reliance appropriate. It is further understood that the negative assurance to be given by Hale and Dorr with respect to material misstatements and omissions in the INSO Registration Statement, the INSO Prospectus and each amendment or supplement thereto as set forth in paragraph (ix) of this Section 9(f) may be set forth in a separate statement in its opinion and need not be set forth in a numbered paragraph therein.

                 (g) The Underwriters shall have received an opinion, dated such Closing Date, of Goodwin, Procter & Hoar, counsel for the Company, or Paul D. Weaver, Senior Vice President and General Counsel of the Company, to the effect that the discussion presented under the heading "Certain United States Federal Income Tax Considerations" is an accurate summary of the material federal income tax consequences relevant to an investment in the SAILS and to the further effect that:

                          (i) The documents incorporated by reference in the Company Registration Statement or the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, under the Exchange Act, conformed as to form in all material respects to the requirements of the Act, the Exchange Act, the Rules and Regulations and the Exchange Act Rules and Regulations, as applicable.

                          (ii)          The Company and each of its
                                        subsidiaries have been duly
                                        incorporated and are validly existing
                                        as corporations in good standing under
                                        the laws of their respective
                                        jurisdictions of incorporation, with
                                        corporate power and corporate authority
                                        to own, lease and operate their
                                        respective properties and conduct their
                                        respective businesses as described in
                                        the Company Prospectus; the Company
                                        and each of its subsidiaries are duly
                                        qualified to do business as a foreign
                                        corporation and is in good standing in
                                        each jurisdiction
                                        in which the ownership or leasing of
                                        properties or the conduct of its
                                        businesses requires such qualification,
                                        except where the failure to be so
                                        qualified would not have a Company
                                        Material Adverse Effect;

                          (iii) The Indenture has been duly authorized, executed and delivered by the Company and has been duly qualified under the Trust Indenture Act; the Firm SAILS or the Option SAILS, as the case may be, have been duly authorized by the Company; the Firm SAILS or the Option SAILS, as the case may be, have been duly executed, authenticated and issued and delivered by the Company; the Indenture and the Firm SAILS constitute, and any Option SAILS, when executed, authenticated and issued and delivered against payment therefor in accordance with the terms of this Agreement, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the SAILS conform in all material respects to the statements relating thereto [,other than any statements under the heading "Certain United States Federal Income Tax Considerations"] contained in the Company Registration Statement and the Company Prospectus (and to the extent such statements purport to summarize provisions of the statutes and instruments referred to therein, fairly summarize such provisions in all material respects);

                          (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the SAILS by the Company, except such as may be required under the Act, the Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations, the Trust Indenture Act or under state or other securities or Blue Sky laws, rules and regulations;

                          (v) The Company has full legal right, corporate power and corporate authority to enter into this Agreement and perform the transactions contemplated hereby; this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company;

                          (vi) The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) the charter or by-laws of the Company or any subsidiary; (B) any indenture, mortgage, deed of trust, loan agreement, bond, debenture, note or other evidence of indebtedness or any material lease, contract or other agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any such subsidiary may be bound filed by the Company under the Act or the Exchange Act; (C) any law or rule or regulation of any governmental agency or body having jurisdiction over the
                                        Company or any subsidiary or over the
                                        properties of the Company or any such
                                        subsidiary; or (D) to the knowledge of
                                        Goodwin, Procter & Hoar, any order of
                                        any court having jurisdiction over the
                                        Company or any subsidiary or over the
                                        properties of the Company or any such
                                        subsidiary;

                          (vii) The Company Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Company Prospectus either was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified there-in or was included in the Company Registration Statement (as the case may be), and, to the knowledge of Goodwin, Procter & Hoar, no stop order suspending the effectiveness of the Company Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or, to the knowledge of Goodwin, Procter & Hoar, contemplated under the Act and the Company Registration Statement and the Company Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, or at such Closing Date, as the case may be, complied as to form in all material respects with the requirements of the Act, the Rules and Regulations and the Trust Indenture Act (except that such counsel need express no opinion as to the Statement of Eligibility and Qualification under the Trust Indenture Act on Form T-1 of the Trustee (the "T-1")); and the descriptions, if any, in the Company Registration Statement and the Company Prospectus of the charter and by-laws of the Company, statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown.

               In addition, Goodwin, Procter & Hoar shall state that Goodwin, Procter & Hoar has no reason to believe that either the Company Registration Statement or the Company Prospectus, or any such amendment or supplement, as of their respective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and Goodwin, Procter & Hoar does not know of any legal or governmental proceedings required to be described in the Company Registration Statement or the Company Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Company Registration Statement or to any document incorporated by reference therein or the Company Prospectus or to be filed as exhibits to the Company Registration Statement which are not described and filed as required, it being understood that Goodwin, Procter & Hoar need express no opinion as to the financial or statistical statements or schedules or other financial data contained in the Company Registration Statement or the Company Prospectus or as to the T-1. In rendering such opinion, Goodwin, Procter & Hoar may rely as to the materiality of agreements and other factual matters on one or more written certificates of officers of the Company or public officials, as and to the extent they deem such reliance appropriate.

                 (h) The Underwriters shall have received from Underwriters' Counsel such opinion or opinions with respect to the incorporation of INSO and the Company, the validity of the Firm SAILS or the Option SAILS, as the case may be, the validity of the INSO Firm Shares or the INSO Option Shares, as the case may be, the INSO Registration Statement, the Company Registration Statement, the INSO Prospectus, the Company Prospectus and other related matters as the Underwriters may require, and the Company and INSO shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Underwriters' Counsel may rely as to the incorporation of INSO and the Company and all other matters governed by Delaware law upon the opinion of Hale and Dorr referred to above.

                 (i)  The Underwriters shall have received a certificate,
         dated such Closing Date, of the [     ] and [     ] of INSO to the
         effect that, and the Underwriters shall be otherwise satisfied that:
         (i) the representations and warranties of INSO in this Agreement are true and correct as if made on and as of such Closing Date; (ii) INSO has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; (iii) to their knowledge no stop order suspending the effectiveness of the INSO Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and

         (iv) that subsequent to the date of the most recent financial statements in the INSO Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operation of INSO and its subsidiaries taken as a whole except as set forth in or contemplated by the INSO Prospectus or described in such certificate.

                 (j)  The Underwriters shall have received a certificate,
         dated such Closing Date, of the [     ] and [     ] of the Company to
         the effect that, and the Underwriters shall be otherwise satisfied that: (i) the representations and warranties of the Company in this Agreement are true and correct as if made on and as of such Closing Date; (ii) the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date; (iii) to their knowledge that no stop order suspending the effectiveness of the Company Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and (iv) that subsequent to the date of the most recent financial statements in the Company Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operation of the Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Company Prospectus or described in such certificate.

                 (k) The Underwriters shall have received letters, dated such Closing Date, of Ernst & Young LLP which meet the requirements of Sections 9(a) and 9(b) hereof, except that the specified dates referred to in Sections 9(a) and 9(b) hereof will be a date not more than five days prior to the Closing Date for the purposes of this
         Section 9(k).

         INSO and the Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and documents as the Underwriters reasonably request. CS First Boston may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Option Closing Date or otherwise.

         10.     Indemnification and Contribution.

                 (a) INSO will indemnify and hold harmless each Underwriter and the Company against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the Company, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any breach of any representation, warranty, agreement or covenant of INSO herein contained or any untrue statement or alleged untrue statement of a material fact contained in the INSO Registration Statement, any Preliminary INSO Prospectus, the INSO Prospectus or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or the Company for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that INSO shall not be liable in any such case (i) to any Underwriter or the Company to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to INSO by or on behalf of any Underwriter or the Company specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of SAILS occurring after any Underwriter or the Company, as the case may be, has notified INSO in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection
         (h) below or (ii) to any Underwriter if (A) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents, (B) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the INSO Registration Statement or the INSO Prospectus, (C) INSO shall have performed each of its obligations under Section 6 in respect of such amendment or supplement and (D) to the extent that a prospectus relating to such SAILS was required to be delivered by such Underwriter under the Act, such

         Underwriter, having been furnished by or on behalf of INSO with copies of the INSO Prospectus as so amended or supplemented, thereafter fails to deliver such amended or supplemented INSO Prospectus prior to or concurrently with the sale of SAILS to the person asserting such loss, claim, damage, or liability who purchased such SAILS from such Underwriter. The indemnification provided for in this Section 10(a) shall be in addition to any liabilities which INSO may otherwise have and shall extend upon the same terms and conditions to, and shall inure to the benefit of, each person, if any, who controls the Underwriters or the Company within the meaning of the Act.

                 (b) The Company will indemnify and hold harmless the Underwriters and INSO, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or INSO, as the case may be, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statement, the Company Prospectus or any amendment or supplement thereto, or any Preliminary Company Prospectuses, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter or INSO for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case (i) to any Underwriter or INSO to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter or INSO specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of SAILS occurring after the Underwriter or INSO, as the case may be, has notified the Company in writing that such information should no longer be used therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection
         (i) below or (ii) to any Underwriter if (A) any such loss, claim, damage or liability arises out of or is based upon an untrue statement or al-leged untrue statement or omission or alleged omission made in any of such documents, (B) such untrue statement or alleged untrue statement or omission or alleged omission is corrected in any amendment or supplement to the Company Registration Statement or the Company Prospectus, (C) the Company shall have performed each of its obligations under Section 6 in respect of such amendment or supplement and (D) to the extent that a prospectus relating to such SAILS was required to be delivered by such Underwriter under the Act, such Underwriter, having been furnished by or on behalf of the Company with copies of the Company Prospectus as so amended or supplemented, thereafter fails to deliver such amended or supplemented Company Prospectus prior to or concurrently with the sale of SAILS to the person asserting such loss, claim, damage, or liability who purchased such SAILS from such Underwriter. The indemnification provided for in this Section 10(b) shall be in addition to any liabilities which the Company may otherwise have and shall extend upon the same terms and conditions to, and inure to the benefit of, each person, if any, who controls the Underwriters or INSO within the meaning of the Act.

                 (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless INSO against any losses, claims, damages or liabilities to which INSO may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the INSO Registration Statement, the INSO Prospectus or any amendment or supplement thereto, or any Preliminary INSO Prospectuses, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to INSO by such Underwriter specifically for use therein, and will reimburse INSO for any legal or other expenses reasonably incurred by INSO in connection with investigating or defending any such loss, claim damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection
         (h) below. The indemnification provided for in this Section 10(c) shall be in addition to any liabilities which the Underwriters may otherwise have and shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of INSO and each person, if any, who controls INSO within the meaning of the Act.

                 (d) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Company Registration Statement, the Company Prospectus or any amendment or supplement thereto, or any Preliminary Company Prospectuses, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described in subsection (i) below. The indemnification provided for in this Section 10(d) shall be in addition to any liabilities which the Underwriters may otherwise have and shall extend upon the same terms and conditions to, and shall inure to the benefit of, each officer and director of the Company and each person, if any, who controls the Company within the meaning of the Act.

                 (e) Promptly after receipt by an indemnified party under this Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b), (c) or (d) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsection (a), (b), (c) or (d) above except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, which consent shall not unreasonably be withheld, be counsel to the indemnifying party if the indemnified party shall have been advised by counsel that there may be one or more defenses available to it which are different from or additional to those available to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 10(e) for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof, other than reasonable costs of investigation. An indemnifying party shall not be liable for any amounts paid in settlement of any action or claim without its written consent, which shall not be unreasonably withheld.

                 (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

                 (g) If the indemnification provided for in this Section 10 is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b), (c) or (d) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or INSO, as applicable, on the one hand, and the Underwriters, on the other hand, from the offering of the SAILS or
         (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company or INSO, as applicable, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company or INSO, as applicable, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received (directly or indirectly) by the Company, bears to the total underwriting discounts and commissions received by the Underwriters. In the event that the Company does not participate in any such contribution for whatever reason, INSO shall be deemed to have received all of the net proceeds from the offering for purposes of the immediately preceding sentence. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, INSO or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this Section 10(g) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 10(g). Notwithstanding the provisions of this Section 10(g), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the SAILS underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Section 10(g) to contribute are several in proportion to their respective underwriting obligations and not joint.

                 (h) The Underwriters confirm that the only information furnished by any Underwriter for the INSO Prospectus consists of the legend concerning over-allotments, stabiliza-tion and passive market making on the inside front cover page, and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting", and the information contained in the [eighth] and ninth paragraphs under the caption "Underwriting".

                 (i) The Underwriters confirm that the only information furnished by any Underwriter for the Company Prospectus consists of the last paragraph at the bottom of the front cover page concerning the terms of the offering by the Underwriters, the legend concerning over-allotments, stabilization and passive market making on the inside front cover page, and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting" and the information contained in the [eighth] and ninth paragraph under the caption "Underwriting".

                 (j) The Company confirms that the statements with respect to the terms of the SAILS set forth on the cover page of, and under the caption "The Offering of the SAILS" in the INSO Prospectus Summary and paragraph 6 under the caption "Underwriting" in any Preliminary INSO Prospectus and in the final form of INSO Prospectus filed pursuant to Rule 424(b) constitute the only information furnished in writing to INSO by the Company specifically for inclusion in any Preliminary INSO Prospectus, the INSO Prospectus or the INSO Registration Statement.

                 (k) INSO confirms that the information set forth under "INSO Corporation" in any Preliminary Company Prospectus and in the final form of Company Prospectus filed pursuant to Rule 424(b) constitutes the only information furnished in writing to the Company by INSO specifically for inclusion in any Preliminary Company Prospectus, the Company Prospectus or the Company Registration Statement.

                 (l) The agreements contained in this Section 10 and the representations, warranties and agreements of INSO in Sections 2 and 6, and of the Company in Sections 3 and 7, shall survive the delivery of the SAILS and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         11. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, (a) "business day" means any day on which commercial banks in The City of New York are open for business and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

         12. Default of Underwriters. If any Underwriter defaults in its obligations to purchase SAILS hereunder on either the First or any Option Closing Date and the aggregate number of SAILS that such defaulting Underwriter agreed but failed to purchase does not exceed 10% of the total number of SAILS that the Underwriters are obligated to purchase on such Closing Date, the non-defaulting Underwriter may make arrangements satisfactory to the Company for the purchase of such SAILS by other persons, including the non-defaulting Underwriter, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriter shall be obligated to purchase the SAILS that such defaulting Underwriter agreed but failed to purchase on such Closing Date. If any Underwriter so defaults and the aggregate number of SAILS with respect to which such default occurs exceeds 10% of the total number of SAILS that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the non-defaulting Underwriter and the Company for the purchase of such SAILS by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of the non-defaulting Underwriter or the Company or INSO, except as provided in Section 13 (provided that if such default occurs with respect to Option SAILS after the First Closing Date, this Agreement will not terminate as to the Firm SAILS or any Option SAILS purchased prior to such termination). As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section 12. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         13. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company and INSO or their respective officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation or statement as to the results thereof, made by or on behalf of the Company or INSO or any Underwriter or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the SAILS. If this Agreement is terminated pursuant to Section 12 or if for any reason the purchase of the SAILS by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 8 and the respective obligations of the Company and INSO and the Underwriters pursuant to

Section 10 shall remain in effect, and if any SAILS have been purchased hereunder the representations and warranties in Sections 2 and 3, and all obligations under Sections 6 and 7 shall also remain in effect. If the purchase of the SAILS by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to
Section 12 or the occurrence of any event specified in clauses (iii), (iv) or
(v) of Section 9(e) hereof, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees, charges and disbursements of counsel) reasonably incurred by them in connection with the offering of the SAILS.

         14. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered, telecopied or facsimiled and confirmed to the Underwriters, c/o CS First Boston Corporation, Park Avenue Plaza, 55 East 52nd Street, New York, New York 10055, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to INSO, will be mailed, delivered, telecopied or telegraphed and confirmed to it at INSO Corporation, 31 St. James Avenue, Boston, Massachusetts 02116, Attention: Steven
R. Vana-Paxhia; or, if sent to the Company, will be mailed, delivered, telecopied or telegraphed and confirmed to it at Houghton Mifflin Company, 222 Berkeley Street, Boston, Massachusetts 02116, Attention: General Counsel.

         15. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 10, and no other person will have any right or obligation hereunder.

         16. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

         17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

         18. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

         The Company and INSO hereby submit to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

         If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us one of the counterparts hereof whereupon it will become a binding agreement among the Company, INSO and the Underwriters in accordance with its terms.


                                                   Very truly yours,

                                                   HOUGHTON MIFFLIN COMPANY



                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:


                                                   INSO CORPORATION



                                                   By
                                                     ---------------------------
                                                     Name:
                                                     Title:

The foregoing Underwriting
Agreement is hereby confirmed
and accepted as of the date
first above written.

CS FIRST BOSTON CORPORATION
ADAMS, HARKNESS & HILL, INC.


By:      CS FIRST BOSTON CORPORATION


         By__________________________
           Name:
           Title:

                                   SCHEDULE A


                                                                      Number of
Underwriter                                                             SAILS
- -----------                                                             -----
CS First Boston Corporation  . . . . . . . . . . . . . . . . . . .
Adams, Harkness & Hill, Inc. . . . . . . . . . . . . . . . . . . .
         Total  . . . . . . . . . .. . . . . . . . . . . . . . . .    1,750,000
                                                                      =========